UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 13, 2018

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure

As discussed in the December 31, 2017 Form 10-K, on January 1, 2018, we adopted the new accounting standards for Revenue from Contracts with Customers (Topic 606), Compensation-Retirement Benefits (Topic 715) and Financial Instruments (Subtopic 825-10) (collectively the "new standards"). We are furnishing this Form 8-K under Regulation FD to present our previously reported financial information on a basis consistent with these new standards. Beginning with the March 2018 quarter, our financial information will reflect adoption of the new standards with prior periods adjusted ("recast") accordingly.

The impacts to our financial statements for each of the new standards are discussed below. The changes only affect the balance sheet and income statement; there is no impact to our cash flows. Our business strategy and the opportunities highlighted at our December 2017 Investor Day and on our December 2017 quarterly earnings call are unchanged.

Revenue from Contracts with Customers

“Revenue from Contracts with Customers” standardizes revenue accounting guidance across industries in the U.S. and aligns with international standards. (See Note 1 of our Consolidated Financial Statements within the Form 10-K filed on February 23, 2018.) Accounting for our frequent flyer program and the classification of travel-related fees are the areas most impacted by the adoption of this standard.

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Balance Sheet: The standard requires a shift to the equivalent-ticket value method (“ETV”) for frequent flyer accounting, which impacts the balance sheet through the higher deferral rate for outstanding mileage credits.

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When miles are sold to other companies, the portion related to marketing components is recognized immediately in other revenue. The remainder is deferred in our frequent flyer liability along with miles earned through travel by SkyMiles program members. ETV produces a higher deferral rate than previously used, driving an approximately $2 billion increase to the frequent flyer liability.

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This increase in the frequent flyer liability and other adjustments results in an increase to the related deferred tax asset. This asset was subsequently revalued using a lower tax rate as a result of the Tax Cuts and Jobs Act of 2017 ("tax reform"), resulting in a $419 million net increase to the deferred tax asset at December 31, 2017.

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Income Statement: Income statement impacts are driven by the shift to ETV for frequent flyer accounting and the seasonality of our business, which affect the timing of revenue recognition. In 2017, this shift reduced net income by $128 million. Other changes relate to line item reclassifications and have no significant impact to net income.

–	Travel-related fees (e.g., bag fees, administrative fees) are reclassified from other revenues to passenger revenues.

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Deferred revenue from our frequent flyer program is recognized in passenger revenue when miles are redeemed. Shifting to ETV to value award miles resulted in a $128 million reduction to net income for 2017.

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There will be $244 million in incremental tax expense associated with the revaluation of our deferred tax asset as a result of tax reform discussed above. Similar to the one-time charge of $150 million from tax reform in the December 2017 quarter, we plan to exclude this incremental tax expense from adjusted earnings.

–	These changes do not have a material impact to year-on-year change in metrics including passenger unit revenue (PRASM), total unit revenue (TRASM), pre-tax margin and earnings per share.

Retirement Benefits

“Compensation - Retirement Benefits” requires the non-service cost components of pension expense to be classified outside of operating income. Non-service costs include pension plan interest cost, investment income and actuarial gains and losses.

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Income Statement: The income statement impact is solely related to a line item reclassification and results in no change to pre-tax income. Benefits from our pension funding strategy that were previously recognized in operating expense will now be recognized in non-operating expense.

–	Service costs component of pension expense continues to be reported in salaries and related costs.

–	Non-service components of pension expense will be reported in non-operating expense.

Financial Instruments

“Financial Instruments” will be applied starting in 2018 with no prior period adjustments. Unrealized gains and losses for certain strategic investments that were previously recognized on the balance sheet will now be recognized in the income statement. We plan to exclude these market value adjustments from adjusted earnings until such time as they are realized through a sale.

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Income Statement: Future market value adjustments for our investments in GOL, Air France-KLM and China Eastern will be recognized in non-operating expense. We will exclude these unrealized gains and losses from adjusted earnings.

–	We will continue to account for Virgin Atlantic and Grupo Aeroméxico under the equity method and include our proportionate share of their earnings in adjusted earnings.

Other Income Statement Changes

In addition to the changes related to the adoption of these standards, we will report certain items in our income statement as follows:

Passenger Revenue

•	Mainline and regional carriers: We will discontinue use of these items, no longer disaggregating passenger revenue by mainline and regional carriers.

Operating Expense

•	Ancillary businesses and refinery: Expenses associated with ancillary businesses have been consolidated into a single operating expense line item.

•	Regional carriers fuel: Will be reported within aircraft fuel and related taxes in order to consolidate the presentation of fuel-related expenses.

Exhibit 99.1 presents financial information on a basis consistent with the new standards and classifications for 2017 and 2016. The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1     Recast Financial Statements for 2017 and 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Paul A. Jacobson
Paul A. Jacobson Executive Vice President and Chief Financial Officer
Date: March 13, 2018

EXHIBIT INDEX

Exhibit Number        Description

Exhibit 99.1	Recast Financial Statements for 2017 and 2016

4